UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 19, 2005 (Date of earliest event reported:  August 15, 2005)

RBC BEARINGS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

Telephone: (203) 267-7001

(Address of Principal Executive Offices, including Zip Code)

(203) 267-7001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On August 15, 2005, RBC Bearings Incorporated (the “Company”) entered into a Fifth Amended and Restated Credit Agreement (the “Amended Credit Agreement”), among Roller Bearing Company Company of America, Inc.., a Delaware corporation (“RBCA”); the other Credit Parties signatory thereto; General Electric Capital Corporation, a Delaware corporation, for itself, as lender, and as agent for the lenders, concurrently with the closing of the Company’s initial public offering.

After entering into the Amended Credit Agreement the Company increased its borrowings under its term loan by $40.0 million to $150.0 million.  The Company’s entry into the Amended Credit Agreement has also effectively lowered the interest rate on the Company’s outstanding term loan balances (1) from Base Rate, or the federal funds rate plus 50 basis points, plus 2.50% to Base Rate, or the federal funds rate plus 50 basis points, plus 1.50% or (2) from LIBOR plus 3.75% to LIBOR plus 2.75%. Availability under the Company’s revolving credit facility is also no longer based on the underlying value of its collateral, but is now based on a multiple of the Company’s EBITDA and the amount of its indebtedness otherwise outstanding. In addition, the maturity of the term loan has been extended to July 1, 2011.

Pursuant to a security agreement (the “Security Agreement”), all of RBCA’s obligations are unconditionally guaranteed by the Company and each existing and subsequently acquired or organized subsidiary other than foreign subsidiaries.  Pursuant to the Security Agreement and pursuant to a pledge agreement entered into by the Company and certain of its foreign and domestic subsidiaries (the “Pledge Agreement”), the obligations under the Company’s term loan and revolving credit facility (including the guarantees) are secured by substantially all of the Company’s present and future assets and all present and future assets of each guarantor, including but not limited to (1) a first-priority pledge of all of RBCA’s outstanding capital stock owned by the Company, (2) a first-priority pledge of all of the outstanding capital stock owned by the Company or any guarantor in any domestic subsidiary, (3) a first-priority pledge of 66% and 65.34% of the outstanding capital stock of RBC Schaublin Holdings S.A. and RBC de Mexico S de R. L. de C.V., respectively and (4) a perfected first-priority security interests in all of the Company’s present and future assets and the present and future assets of each guarantor, subject to certain limited exceptions.

The Amended Credit Agreement documentation contains customary representations and warranties and customary covenants restricting the Company’s, and its domestic subsidiaries’ ability to, among other things and subject to various exceptions, (1) declare dividends, make distributions or redeem or repurchase capital stock, (2) prepay, redeem or repurchase other debt, (3) incur liens or grant negative pledges, (4) make loans and investments, (5) incur additional indebtedness or guarantees, (6) amend or otherwise alter the Company’s organizational documents or any debt and other material agreements, (7) make capital expenditures, (8) engage in mergers, acquisitions and asset sales, (9) conduct transactions with affiliates, (10) alter the nature of the Company’s businesses, (11) change the Company’s fiscal quarter or its fiscal year, (12) engage in “sale-leaseback” transactions, (13) cancel indebtedness owing to the Company or its subsidiaries or (14) prohibit restricted subsidiaries from funding dividends or distributions or repaying intercompany loans. The Company and its subsidiaries also will be required to continue to comply with specified financial covenants (including, without limitation, a leverage ratio and a fixed charge coverage ratio) and various affirmative covenants.

Events of default under the credit agreement include, but are not limited to, (1) the Company’s failure to pay principal, interest, fees or other amounts under the credit agreement when due or after expiration of a grace period, (2) any representation or warranty proving to have been materially incorrect when made, (3) covenant defaults, with respect to certain covenants, subject to a grace period, (4) bankruptcy events, (5) a cross default to certain other debt, (6) unsatisfied final judgments over a threshold, (7) a change of control, (8) ERISA defaults and (9) the invalidity or impairment of any loan document or any security interest.

The Company and certain of its subsidiaries entered into a Master Reaffirmation, Joinder and Amendment to Loan Documents, dated August 15, 2005, (the “Master Reaffirmation”), which, among other things, (1) reaffirmed the Security Agreement dated May 30, 2002, which is attached to the Company’s registration statement on Form S-1 initially filed May 11, 2005, as amended, (the “Registration Statement”) as Exhibit 10.30, and is

hereby incorporated by reference herein, (2) reaffirmed the Pledge Agreement dated May 30, 2002, which is attached to the Company’s Registration Statement, as Exhibit 10.31, and is hereby incorporated by reference herein, and (3) added the Company as a party to the Security Agreement.  The Company also executed a Pledge Agreement (the “RBC Pledge Agreement”) dated August 15, 2005 pursuant to which it agreed to pledge the capital stock of RBCA to the lenders and a Guarantee (the “Guarantee”) pursuant to which the Company agreed to guarantee obligations of RBCA under the Amended Credit Agreement.  The Amended Credit Agreement is attached hereto as Exhibit 99.1, the Guarantee is attached hereto as Exhibit 99.2, the RBC Pledge Agreement is attached hereto as Exhibit 99.3 and the Master Reaffirmation is attached hereto as Exhibit 99.4, each of which are hereby incorporated herein by reference, respectively.  The descriptions of the Amended Credit Agreement, the Pledge Agreement, the Security Agreement, the Master Reaffirmation, the Guarantee and the RBC Pledge Agreement contained herein are qualified in their entirety by the full text of such exhibits.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 Fifth Amended and Restated Credit Agreement, dated as of August 15, 2005.

Exhibit 99.2. Guarantee dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender.

Exhibit 99.3. Pledge Agreement, dated August 15, 2005, by and between RBC Bearings Incorporated and General Electric Capital Corporation, as agent and Lender.

Exhibit 99.4. Master Reaffirmation, dated August 15, 2005, by and among the Company and certain of its subsidiaries and General Electric Capital Corporation, as agent and Lender.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 19, 2005

RBC BEARINGS INCORPORATED

	By:	/s/ Daniel A. Bergeron
		Name:	Daniel A. Bergeron
		Title:	Chief Financial Officer